UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 13, 2015

ACTAVIS PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36867	98-1114402
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1 Grand Canal Square, Docklands

Dublin 2, Ireland

(Address of principal executive offices)

(862) 261-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On April 13, 2015, Actavis plc (“Actavis”) posted to the Investor Relations section of its website Frequently Asked Questions, and answers thereto, regarding Actavis’ recent acquisition of Allergan, Inc. and other matters related to its business, a copy of which is furnished hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or as otherwise subject to liability of that section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	List of Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Frequently Asked Questions posted by Actavis plc to its website on April 13, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Actavis plc

By:	/s/ A. Robert D. Bailey
Name:	A. Robert D. Bailey
Title:	Chief Legal Officer and Corporate Secretary

Date: April 13, 2015

Index of Exhibits

EXHIBIT NO.	DESCRIPTION

99.1	Frequently Asked Questions posted by Actavis plc to its website on April 13, 2015